CCG Announces Dividend Adjustment

CHARLOTTE, N.C., April 1, 2015 /PRNewswire/ -- Campus Crest Communities, Inc. (NYSE: CCG) (the "Company" or "Campus Crest"), an owner and manager of high-quality student housing properties, today announced an update to its anticipated dividend payments.

In connection with the filing of its Form 10-K for the fiscal year ended December 31, 2014, the Company noted that for 2015, the Company does not anticipate being subject to any REIT-required minimum distributions. Therefore, the Board of Directors does not anticipate declaring any dividend payments for 2015, and the Company currently does not intend to make distributions to common stockholders in 2015, unless it successfully effects certain asset sales, raises additional capital, refinances its existing credit facilities, and/or experiences sufficient improvement in operating results.

Additionally, the Company is suspending dividend payment on its Series A Cumulative Redeemable Preferred Shares. However, dividends on the Series A Preferred Stock will accrue at the effective annual rate of $2.00 per share until paid.

"We remain extremely focused on pursuing Campus Crest's strategic repositioning, and strengthening our financial and liquidity position," said Richard Kahlbaugh, Non-Executive Chairman. "The Board of Directors feels that suspending the Company's dividend payment at this time is a prudent step as we enhance our balance sheet and ensure compliance with the covenants in our financial agreements. We anticipate the changes we continue to make will result in improving long term shareholder value."

About Campus Crest Communities, Inc.

Campus Crest Communities, Inc. is a leading owner and manager of high-quality student housing properties located close to college campuses in targeted markets. It has ownership interests in 84 student housing properties with over 46,000 beds across North America. Additional information can be found on the Company's website at http://www.campuscrest.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts" or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company's most recent Annual Report on Form 10-K, as updated in the Company's Quarterly Reports on Form 10-Q.

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CONTACT: Investor Relations, (704) 496-2571, Investor.Relations@CampusCrest.com